SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15 (d) of
The Securities Act of 1934

Date of Report (Date of earliest event reported): April 29, 2004

COMPEX TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-9407	41-0985318

(State or other jurisdiction of	Commission File No.	(I.R.S. Employer
incorporation or organization)		Identification No.)

1811 Old Highway Eight,
New Brighton, MN		55112-3493

(Address of principal executive offices)		(Zip Code)

(651) 631-0590

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits
Item 12. Results of Operations and Financial Condition
SIGNATURES
Press Release

Item 7. Financial Statements and Exhibits

(c) Exhibits (furnished but not filed):

Exhibit 99.1 Press Release Dated April 29, 2004

Item 12. Results of Operations and Financial Condition

On April 29, 2004, Compex Technologies, Inc published a press release, which is furnished but not filed as Exhibit 99.1 hereto, providing updated information regarding its expected results of operations for the quarter ended March 31, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPEX TECHNOLOGIES, INC.

	By	Dan Gladney

Dan Gladney, Chief Executive Officer
Dated: April 29, 2004